SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

       [X]Preliminary Proxy Statement  [ ] Confidential, for Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))
       [ ]Definitive Proxy Statement
       [ ]Definitive Additional Materials
       [ ]Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12.

                             NETWOLVES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check  box  if  any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

                             NETWOLVES CORPORATION
                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               December 14, 2004
                                ---------------

To our Shareholders:

     An annual meeting of shareholders will be held at 4805 W. Independence Parkway,, Suite 101, Tampa, Florida 33634 on Tuesday, December 14, 2004
beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1. To elect two directors in Class II to hold office until the 2007 annual meeting of shareholders.

     2. To consider and act upon a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, par value $.0033 per share, as set forth in Exhibit A.

     3.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a shareholder of record at the close of business on October 27, 2004, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to shareholders on or about October 29, 2004.

                                        By Order of the Board of Directors,

                                                 WALTER M. GROTEKE
                                               Chairman of the Board
Dated:  October 29, 2004
Tampa, Florida

                             NETWOLVES CORPORATION
                          4805 W. Independence Parkway
                              Tampa, Florida 33634

                                ---------------

                                PROXY STATEMENT
                                ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           Tuesday, December 14, 2004


     Our Annual Meeting of Shareholders will be held on Tuesday, December 14, 2004 at 4805 W. Independence Parkway, Suite 101, Tampa, Florida 33634 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                               ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting on the following:

[ ]  election of two directors;

[ ] ratification of an amendment to the Certificate of Incorporation to increase authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, par value $.0033 per share; and

In addition, our management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

        You may vote if you owned stock as of the close of business on October 27, 2004. Each share of common stock is entitled to one vote. Each share of Series A and Series B Stock is entitled to ten votes and each share of Series C Stock is entitled to fifteen votes.

How do I vote?

        You can vote in two ways:

[ ]    by attending the meeting in person; or

[ ]    by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors; and FOR the ratification of the amendment to our Certificate of Incorporation increasing our shares of authorized common stock.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co., 800-937-5449.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. Shares represented by proxies designated as broker non-votes are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors, as this matter is considered "routine" under the applicable rules. Broker non- votes occur when a broker nominee (which has voted on one or more matters at a meeting) does not vote on one or more other matters at a meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Shares represented by proxies marked as abstentions will also be treated as present for purposes of determining the outcome of a vote on any matter, but will not serve as a vote "for" for "against" any matter. Shares represented by proxies designated as broker non-votes, however, will not be treated as present for purposes of determining the outcome of a vote on any matter.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of the combined voting power of our common stock and Series A Stock, Series B Stock and Series C Stock as of October 27, 2004 must be present at the meeting. This is referred to as a quorum. On October 27, 2004 there were [ ] shares outstanding of common stock and entitled to vote, [ ] shares of Series A Preferred Stock ("Series A Stock"), [ ] shares of Series B Preferred Stock ("Series B Stock"), and [ ] shares of Series C Preferred Stock ("Series C Stock") entitled to vote. Each share of common stock entitles the holder to one vote per share, each share of Series A Stock and Series B Stock entitles the holder to ten votes per share and each share of Series C Stock entitles the holder to fifteen votes per share with holders of common stock, Series A Stock, Series B Stock and Series C Stock voting together as a single class.

What vote is required to approve each item?

     The affirmative vote of a majority of the combined voting power of the shares of common stock, Series A Stock, Series B Stock and Series C Stock voting on this proposal is required for approval of the election of directors. The affirmative vote of a majority of the combined voting power of our common stock, Series A Stock, Series B Stock and Series C Stock is required for the approval of the amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Our by-laws provide for a board of directors consisting of not less than three nor more than seven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our board of directors now consists of five directors as set forth below.

          Class I                           Class II                    Class III
          -------                           --------                    ---------
  (To serve until the Annual      (To serve until the Annual   (To serve until the Annual
  Meeting of Shareholders           Meeting of Shareholders      Meeting of Shareholders
          in 2006)                          in 2007)                    in 2005)
  --------------------------       -------------------------    -------------------------
Walter R. Groteke                     Myron Levy (1)(2)(3)     Carlos Campbell (1)(2)(3)(4)
Fassil Gabremariam (1)(2)(3)(4)       Walter M. Groteke (4)
---------

(1)     Member of Audit Committee
(2)     Member of Compensation committee
(3)     Member of Nominating Committee
(4)     Member of Corporate Governance Committee

     Messrs. Walter M. Groteke and Myron Levy are to be elected at this Annual Meeting of Shareholders to hold office until the Annual Meeting of Shareholders in 2007 or until their successors are duly elected and qualified.

     Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (who are now directors) unless any are unavailable, in which case such shares will be voted for a substitute nominee or nominees, as the case may be, designated by the board of directors. We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve.

     Walter M. Groteke (34), a co-founder of the Company, has been Chairman of the Board, Chief Executive Officer and a director of the Company since June 1998. Mr. Groteke is responsible for planning, developing and establishing policies and business objectives for the Company. From June 1995 until 1997, Mr. Groteke was regional business development manager for Techmatics, Inc., an information systems Department of Defense contractor. From May 1993 to June 1995, Mr. Groteke was senior account manager for NYNEX's strategic account management program.

     Myron Levy (63) has been a director of the Company and chairman of our audit committee since November 2000. Mr. Levy is a certified public accountant and has been President of Herley Industries, Inc., a Nasdaq National Market Company, since June 1993 and Chief Executive Officer since July 2001. He has been employed by Herley since October 1988 having held various executive positions. For the ten years prior to joining Herley, Mr. Levy was employed in various executive capacities, including Vice President of Griffon Corporation, a New York Stock Exchange company.

     Walter R. Groteke (58) has been a director of the Company since February 1999 and Vice President - Sales and Marketing since August 1998. From 1995 through July 1998, Mr. Groteke was a regional and district sales manager for GTE Florida and GTE Communications Corporation. Mr. Groteke founded Hawk Telecom in 1975 and was President until its sale in 1994. Mr. Groteke is the father of Walter M. Groteke.

     Fassil Gabremariam (59) has been a director of the Company since January 2003. Prior to joining us, Mr. Gabremariam served as Vice President of Finance with GTE Corporation for 25 years both in domestic and international assignments including manufacturing, auditing, information technology and telecommunication services. Mr. Gabremariam is a highly respected member of the Tampa Bay community. In 1994 he was appointed Commissioner of the Tampa Port Authority and was re-appointed in 1999 by Governor Jeb Bush where he served until 2001. He has served on several prestigious boards including the Technology Board of
Enterprise Florida, the Merchants Association, the University Community Hospital, and The United Way. Mr. Gabremariam is also a member of the Board of Trustees of the University of Tampa, the Council on Foreign Relations, and the Society of International Business Fellows. In October 2002, he was appointed by the Federal Reserve in Washington D.C. to a three-year term as Board Member of the Jacksonville branch of the Federal Reserve representing north central Florida.

     Carlos Campbell (66) has been a director of the Company since January, 2003. Mr. Campbell currently operates a consulting business in Reston, Virginia and serves on the Board of Directors for Resource America, Inc. and Pico Holdings, Inc., both Nasdaq listed companies. He also serves on the Board of Directors for the Board of Advisors for Passport Health, Inc. He has previously served on the Board of Directors for Dominion Bank, Graphic Scanning, Inc., both NYSE companies, Cataract, Inc., Computer Dynamics, Inc., SENSYS, Inc. and numerous other corporations. In 1981, Mr. Campbell was appointed by President Ronald Reagan as the Assistant Secretary of Commerce for Economic Development with the U.S. Department of Commerce. He served as the White House Urban Policy Task Force and the President's Counsel on Integrity and Efficiency, and as a Member of the U.S. Department of the Treasury Task Force on Debt Management. He led numerous Trade Delegations and participated in forums in Europe, Africa, the Caribbean and South America. He also held positions as the alternate U.S.
Executive Director, Inter-American Development Bank, Special Assistant, U.S. Department of Housing and Urban Development, and Deputy Assistant Administrator for Resources Development, American Bicentennial Administration. He also served with the Defense Intelligence Agency Headquarters in Washington, D.C.

Nominating Committee

     In September, 2003, in compliance with the newly adopted Nasdaq Listing Standards, our Board formed a Nominating Committee comprised of Messrs. Gabremariam, Levy and Campbell.

     All members of the Nominating Committee are independent of management (as independence is defined in the Nasdaq listing standards). The Nominating Committee has adopted a written Nominating Committee Charter, which is set forth in Exhibit B annexed hereto.

     When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder. The Nominating Committee has not received any recommended nominations from any of our shareholders in connection with the Annual Meeting.

     The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a shareholder proposal as described under "Shareholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

     The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates, nominates and recommends individuals for membership on our Board and committees thereof.

Corporate Governance Committee

     In May 2004 we formed a Corporate Governance Committee comprised of Messrs. Gabremariam, Campbell and Groteke. This committee monitors developments in corporate governance and makes recommendations to the Board of Directors regarding new principles that should be adopted to ensure that we meet our objective of exemplary corporate governance.

Directors' Compensation

     During fiscal 2004, directors who are not our employees received an annual fee of $50,000 payable in cash or our stock and a fee of $1,500 for each board of directors or committee meeting attended in person or $750 if attended telephonically. During the fiscal year ended June 30, 2004 there were

     [ ] three meetings of the Board of Directors, and

     [ ] five meetings of the audit committee.

     Our audit committee is involved in discussions with management and our independent public accountants with respect to financial reporting and our internal accounting controls. The committee recommends to the board the appointment of our independent public accountants. The independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. Our compensation committee awards stock options to officers and employees and recommends executive compensation. See "Compensation Committee Report on Executive Compensation.". Each director attended or participated in at least 75% of the meetings of the board of directors and the committees on which he served.

                                STOCK OWNERSHIP


     The following table sets forth the beneficial ownership of shares of voting stock of NetWolves, as of September 30, 2004, of (i) each person known to us to beneficially own 5% or more of the shares of any class of our voting securities, based solely on filings with the Securities and Exchange Commission and information provided by these owners, (ii) each of our executive officers and directors and (iii) all our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

------------------ ------------------------- -------------------------- ------------------------- -------------------------
Name and Address   Shares of Series A        Shares of Series B         Shares of Series C
of Beneficial      Convertible Preferred     Convertible Preferred      Convertible Preferred     Shares of  Common  Stock
Owner              Stock (1)                 Stock (1)                  Stock (1)                 (1)
------------------ ------------------------- -------------------------- ------------------------- -------------------------
                                Percent of                 Percent of                Percent of                  Percent
                   Amount       Class        Amount        Class        Amount       Class        Amount         of Class
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Tomorrow's                                                                                                               *
Technology Today                             25,304        9.4%                                         116,865
Ltd.
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Bourne Capital     8,834        4.7%         13,584        5.0%                                         225,835       1.0%
LLC
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
The Really Cool    20,951       11.1%                                                                   183,335
Group LED                                                                                                                *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Arrowhead
Consulting                                   33,764        12.5%                                        156,250          *
Group, LLC
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Primarius
Partners LP                                                             5,000        9.0%                30,000          *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Primarius Focus
LP                                                                      8,400        15.1%               50,400          *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Triage
Management LLC     116,438      61.8%        50,322        18.6%                                  1,707,209 (2)       7.4%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Rodd Friedman      5,565        3.0%         7,092         2.6%         4,410        7.9%                82,813          *

------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Walter M. Groteke                                                                                  2,350,731(3)      10.1%
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Walter R. Groteke                                                                                  1,033,333          4.5%
                                                                                                   (4)
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Peter C. Castle                                                                                      793,333(5)       3.5%

------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Scott E. Foote                                                                                       66,667 (6)       1.0%

------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Ryan Kelly                                                                                            66,667(7)          *

------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Myron Levy                                                                                           120,000(8)          *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Carlos Campbell
                                                                                                      50,000(9)          *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Fassil
Gabremariam                                                                                          50,000(10)          *
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------
Executive
officers and
directors as a                                                                                        4,757,397      19.2%
group (8 persons)
------------------ ------------ ------------ ------------- ------------ ------------ ------------ -------------- ----------

         * less than one percent (1%) unless otherwise indicated.

                                       6

(1) Except as otherwise noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock and preferred stock. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are options or warrants deemed outstanding for computing the percentage of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person or group. Each share of Series A Stock is currently convertible into 18.75 shares of common stock; each share of Series B Stock is currently convertible into 20 shares of common stock; and each share of Series C Stock is currently convertible into 60 shares of common stock.

(2)  Includes 535,300 shares of our common stock and 1,171,870 of our warrants.

(3) Includes an option to purchase 450,000 shares of common stock at $5.00 per share, an option to purchase 400,000 shares of common stock at $4.00 per share, an option to purchase 166,667 shares of common stock at $1.20 per share and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

(4) Includes an option to purchase 100,000 shares of common stock at $5.00 per share, an option to purchase 200,000 shares of common stock at $4.00 per share, an option to purchase 83,333 shares of common stock at $1.20 per share, and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

(5) Includes an option to purchase 40,000 shares of common stock at $5.00 per share, a warrant to purchase 65,000 shares of common stock at $12.00 per share, an option to purchase 75,000 shares of common stock at $5.00 per share, an option to purchase 200,000 shares at $4.00 per share and an option to purchase 83,333 shares of common stock at $1.20 per share.

(6) Includes an option to purchase 66,667 shares of common stock at $1.00 per share.

(7) Includes an option to purchase 66,667 shares of common stock at $1.00 per share.

(8) Includes a warrant issued to purchase 50,000 shares of common stock at $5.00 per share, an option to purchase 15,000 shares of common stock at $4.82 per share and an option to purchase 50,000 shares of common stock at $1.06 per share.

(9) Includes an option to purchase 50,000 shares of common stock at $1.00 per share.

(10) Includes an option to purchase 50,000 shares of common stock at $1.00 per share.

                                   MANAGEMENT

Our Officers

        Our officers are:

Name                     Age                    Position
----                     ---                    --------
Walter M. Groteke         34         Chairman of the Board, President and
                                     Chief Executive Officer
Walter R. Groteke         58         Vice President - Sales and Marketing
Peter C. Castle           35         Vice President-Finance, Treasurer
                                     and Secretary
Scott E. Foote            43         Vice President
Ryan Kelly                38         Vice President
--------

     Peter C. Castle has been our Vice President-Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary since August 1999. From 1996 through July 1998, Mr. Castle was the Southeast Regional Finance Manager for Magellan Health Service, Inc., a $1.6 billion managed behavioral care company based in Georgia. Prior thereto, Mr. Castle was the Controller for Physician's Care Network of NY, Inc.

     Scott E. Foote has been Vice President since June 2003 and President of NetWolves Network Services since the company's acquisition in July 2002. Prior to NetWolves, Mr. Foote held a number of positions at Norstan Network Services, Inc. (NNSI), including Business Segment Director, Director of Operations, Director of Product Development and National Account Manager. Prior to NNSI, Mr. Foote was the Chief Operating Officer and Vice President of Membership Development for Telecommunications Cooperative Network (TCN), where he managed the day to day operations including sales, marketing, finance and information technology.

     Ryan Kelly joined NetWolves in December 2002 and serves as Vice President of Sales for NetWolves Global Services where he is responsible for establishing new business opportunities with Fortune 1000 enterprises. For more than five years prior to joining NetWolves, Mr. Kelly was a leading Sales Manager at WorldCom where he was recognized as the top NY regional sales manager for the two years prior to joining NetWolves. Mr. Kelly also received multiple President's Club and Inner Circle awards during his ten years at WorldCom.

Executive Compensation

     The following table sets forth the annual and long-term compensation with regard to the Chairman/Chief Executive Officer and the four most highly compensated executive officers of the Company who received more than $100,000 for services rendered during fiscal 2004.

                           Summary Compensation Table

                                                                 Annual Compensation                Long Term
                                                                                                   Compensation
                                                                                    Other                     Securities
                                                                                    annual      Restricted    underlying
                                          Fiscal                                 Compensation      stock       options /
       Name and principal position         year       Salary(@)     Bonus            (1)          awards       warrants
---------------------------------------   ------      ------        -----        ------------   ----------    ----------
Walter M. Groteke                          2004    $    349,000  $         -   $         -      $         -            -
   Chairman and Chief Executive            2003         275,000            -             -          715,500      500,000
  Officer (2)                              2002         275,000            -             -                -            -

Walter R. Groteke                          2004    $    175,000  $         -   $         -      $         -            -
   Senior Vice President                   2003    $    175,000  $         -   $         -      $   344,500      250,000
                                           2002         175,000            -             -                -            -

Peter C. Castle                            2004    $    150,000  $         -   $         -      $         -            -
  Treasurer, Secretary and                 2003    $    150,000  $         -   $         -      $   344,500      250,000
  Vice President Finance                   2002         150,000            -             -                -            -

 Scott E. Foote                            2004    $    150,000  $    35,000   $         -      $         -            -
    Vice President                         2003    $    150,000  $    92,577   $         -      $    79,500      100,000

Ryan Kelly                                 2004    $    150,000  $    76,660   $         -      $         -            -
   Vice President
_______

(1) Other annual compensation excludes certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary disclosed in the table for the respective officer.

(2) Amount for Walter M. Groteke includes $37,000 which represents the cost of living increase prescribed by his employment agreement which had been deferred for the period of October 2000 through June 2003.

Option Grants in Last Fiscal Year

     There were no options or restricted stock awards granted to the named executive officers in fiscal 2004.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides information regarding value realized from options exercised during fiscal 2004 and unexercised options held as of June 30, 2004 by our Chief Executive Officer and the other named executive officers in fiscal 2004. The value of unexercised in-the-money options is calculated at June 30, 2004.

                                                Number of securities                Value of unexercised
                                               underlying unexercised                   in-the-money
                       Shares                    options at fiscal                   options at fiscal
                     acquired                      year end (#)                      year end ($) (1)
                        on         Value
Name                 exercise    realized  Exercisable   Unexercisable       Exercisable     Unexercisable
----                 --------    --------  -----------   -------------       -----------     -------------
                        (#)        ($)
Walter M. Groteke         -         -      1,216,667          333,333        $         -     $         -
Walter R. Groteke         -         -        583,333          166,667                  -               -
Peter C. Castle           -         -        463,333          166,667                  -               -
Scott E. Foote            -         -         66,667           33,333                  -           9,000
Ryan Kelly                -         -         66,667           33,333                  -

     (1) Based upon the closing price of common stock of $1.09 on June 30, 2004.


Employment Agreements

     The Company has entered into employment agreements dated as of July 1, 2004 with certain members of its executive management team. All of the employment agreements provide for certain payments following death or disability, for certain fringe benefits such as reimbursement for reasonable expenses and participation in medical plans, and for accelerated payments in the event of change of control of the Company. The specific terms are as follows:

     -- The agreement with Walter M. Groteke, Chairman and Chief Executive Officer, is for a term of six years at an annual salary of $275,000 subject to cost of living increments.

     -- The agreement with Walter R. Groteke, Senior Vice President, is for a term of five years, subject to two additional one-year extensions, at an annual salary of $175,000.

     -- The agreement with Peter C. Castle, Treasurer, Secretary and Vice President of Finance, is for a term of five years, subject to two additional one-year extensions, at an annual salary of $175,000.


Equity Compensation Plan Information

     We maintain various stock plans under which options vest and shares are awarded at the discretion of our board of directors or its compensation committee. The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of grant. The term of each option is generally five to ten years and is determined at the time of grant by our board of directors or its compensation committee. The participants in these plans are officers, directors and employees of the company and its subsidiaries or affiliates. The following is as of June 30, 2004, our last fiscal year end.

------------------------------- ----------------------------- ----------------------------- -----------------------------
                                (a)                           (b)                           (c)
------------------------------- ----------------------------- ----------------------------- -----------------------------
Plan category                   Number of                     Weighted-                     Number of securities
                                Securities to be              average exercise              remaining available for
                                issued upon                   price of                      future issuance under
                                exercise of outstanding       outstanding                   equity compensation
                                options, warrants             options, warrants             plans (excluding
                                and rights                    and rights                    securities reflected in
                                                                                            column (a))
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity
compensation                             3,857,950                       $2.80                       4,792,050
plans approved
by security
holders
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity
compensation                              112,000                        $6.86                        170,500
plans not
approved by
security  holders
------------------------------- ----------------------------- ----------------------------- -----------------------------
Total                                    3,969,950                       $2.83                       4,962,550
------------------------------- ----------------------------- ----------------------------- -----------------------------

Limitation on Liability of Officers and Directors

     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by New York law.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2004, our compensation committee consisted of Messrs. Gabremariam, Levy and Campbell. None of these persons were officers or employees during fiscal 2004.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy-soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the compensation committee of our Board of Directors, subject to applicable employment agreements. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2004 is furnished by the directors who comprised the compensation committee during fiscal 2004.

General Policies

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

     Stock options are granted to employees, including our executive officers, by the compensation committee under Stock Option Plans. The committee believes that stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the compensation committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the compensation committee intends to utilize the services of independent consultants to perform analyses and to make recommendations to the committee relative to executive compensation matters. No compensation consultant has so far been retained.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

     The compensation committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the compensation committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     The compensation committee did not make any determinations on executive compensation during fiscal 2004 since the executive officers were covered by employment agreements.

        Our compensation committee:

                Carlos Campbell, Chairman
                Myron Levy
                Fassil Gabremariam

                               PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return to the Company's shareholders during the period indicated as well as an overall stock market index (S & P SmallCap 600 Index) and the Company's peer group index (S & P Computer Software & Services):

                COMPARISON OF 52 MONTH CUMULATIVE TOTAL RETURN*
           AMONG NETWOLVES CORPORATION, THE S & P SMALLCAP 600 INDEX
               AND THE S & P SMALLCAP 600 SYSTEMS SOFTWARE INDEX


                                                             Cumulative Total Return
                                      ----------------------------------------------------------------
                                        6/99        6/00       6/01        6/02        6/03       6/04
NETWOLVES CORPORATION                 100.00       44.23      14.42        6.55        4.75       4.79
S & P SMALLCAP 600                    100.00      114.38     127.10      127.45      122.88     166.20
S & P SMALLCAP SYSTEMS SOFTWARE       100.00      190.54     125.42       56.91       54.86      56.28

AUDIT COMMITTEE REPORT

     The board of directors has appointed an audit committee consisting of three non-employee directors. The current members of the audit committee satisfy the independence requirements and other established criteria by Nasdaq Stock Market, Inc. listing standards.

     As required by its written charter, which sets forth its responsibilities and duties, the audit committee reviewed and discussed our financial statements as of and for the year ended June 30, 2004 with management.

     The audit committee reviewed and discussed with representatives of Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The audit committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Ernst & Young LLP their independence.

     The audit committee has also reviewed and discussed the fees paid to Ernst & Young LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Ernst & Young LLP's independence and concluded that it is.

        The audit committee:

                Myron Levy, Chairman
                Fassil Gabremariam
                Carlos Campbell

                                   AUDIT FEES

Audit Fees

     For fiscal 2004 and 2003, Ernst & Young LLP's audit fees were approximately $116,000 and $110,000, respectively, and their fees for review of the interim financial statements were approximately $37,000 and $44,000, respectively.

     Fees of approximately $54,000 and $28,000 were billed by Ernst & Young primarily for services in connection with our registration statement on Form S-3, accounting and financial consultations and research work necessary to comply with generally accepted auditing standards for fiscal 2004 and 2003, respectively.


Audit Related Fees

     Ernst & Young did not render any audit related services in fiscal 2004 or 2003.


All Other Fees

     Ernst & Young did not render any other services during fiscal 2004. The aggregate fees billed by Ernst & Young during fiscal 2003 for assurance and audit related services not covered in the preceding paragraphs was approximately $18,000. These fees were primarily for services in connection with our acquisition of a subsidiary.

Tax Fees

     Ernst & Young did not render any tax services in fiscal 2004 or 2003.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2004.


                                  PROPOSAL TWO

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

     The Board of Directors has proposed and recommended to its shareholders a proposal which authorizes the Board in its discretion to file an amended Certificate of Incorporation which amends Article FOURTH of the Certificate of Incorporation to increase the total number of shares of common stock which the Company has authority to issue from 50,000,000 shares to 100,000,000 shares, par value $.0033 per share. This proposed amendment to the Company's Certificate of Incorporation is set forth in Exhibit "A" annexed hereto.

Purpose of Increasing  the Number of Authorized Shares of Common Stock

     The authorization of an additional 50,000,000 shares of common stock is intended to provide additional flexibility to the Company for possible capital reorganization, acquisitions, refinancing, exchange of securities, public offerings and other corporate purposes including the issuance of shares or options to attract and retain key personnel. In the past two years, the Company issued a substantial number of shares of common stock in connection with the sale of preferred stock, which has significantly decreased the number of shares of common stock presently available for further issuance.

     The Board of Directors, which recommends approval of this amendment, believes it would be advantageous to the Company to be in a position to issue additional common stock without the necessary delay of calling a shareholders' meeting or seeking written consents in lieu thereof if one or more suitable opportunities present themselves to the Company. The Company's management has no present arrangements, agreements, undertakings or plans for the issuance or use of the additional shares proposed to be authorized by this Amendment.

     Common stock can be authorized to be issued in the discretion of the Board of Directors without shareholder approval of each issuance. After this proposal is approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except where stockholder approval is required such as a new stock plan. If applicable law or regulation does not require shareholder approval as a condition to the issuance of such shares in any particular transaction, it is expected that such approval will not be sought. The Company may fund its existing obligations by raising capital through the sale of shares of common stock. Any increase in the number of shares authorized or outstanding shares of common stock may depress the price of shares and impair the liquidity of shareholders. In addition, the issuance may be on terms that are dilutive to shareholders. Issuance of additional shares also could have the effect of diluting the earnings per share and book value per share of shares outstanding. The proportionately larger spread between authorized shares and outstanding shares also might be used to decrease the percentage of stock ownership or voting rights of persons seeking to obtain control of the Company; and this anti-takeover effect could benefit incumbent management at the expense of the shareholders.

     The following table sets forth as of October 1, 2004, the approximate number of shares of common stock authorized, outstanding, reserved and available for issuance. The table further sets forth the approximate number of shares which will be available for issuance if this amendment is approved.

                                                                                          Available for
                                                                             Available    Issuance upon
                                                                                for       Approval of
                           Authorized    Outstanding        Reserved(1)      Issuance       Amendment
                           ----------    -----------        ----------       ---------    -------------
Common Stock. . . . .      50,000,000       22,019,692       26,348,327      1,631,981      51,631,981

-------
(1) Includes shares of common stock issuable upon exercise of outstanding stock options, warrants and convertible preferred stock.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the combined voting power of outstanding shares of common stock, Series A Stock, Series B Stock and Series C Stock. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its shareholders and recommends a vote FOR its adoption. Proxies received will be voted in favor of the proposed amendment unless otherwise indicated.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP acted as our independent certified public accountants for the fiscal year ended June 30, 2004.

     We expect that a representative of Ernst & Young LLP will be present at the annual meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     Copies of our annual report to shareholders for the fiscal year ended June 30, 2004 have been provided to all shareholders as of the Record Date. Shareholders are referred to the reports for financial and other information about us, but such reports are not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                           MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     We must receive shareholder proposals with respect to our next annual meeting of shareholders no later than June 27, 2005 to be considered for inclusion in our next Proxy Statement.

                               By Order of the Board of Directors,

                                         WALTER M. GROTEKE
                                       Chairman of the Board

Dated:   October 29, 2004
Tampa, Florida

                                                                       Exhibit A




                      PROPOSED AMENDMENT TO THE COMPANY'S
    CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES
                                OF COMMON STOCK


     The following sets forth the changes to Article FOURTH of the Company's Certificate of Incorporation if proposal 2 is approved:

     "FOURTH: The total number of shares of all classes of stock which the corporation shall have the authority to issue is ONE HUNDRED TWO MILLION (102,000,000) shares, of which ONE HUNDRED MILLION (100,000,000) shares shall be shares of common stock of the par value of $.0033 per share and TWO MILLION (2,000,000) shares shall be shares of Preferred Stock of the par value of $.0033 per share. The Preferred Stock may be issued in series and the number, designation, relative rights, preferences and limitations of shares of each series of Preferred Stock $.0033 per share par value shall be fixed by the Board of Directors."

                                                                       Exhibit B
                             NETWOLVES CORPORATION
                          NOMINATING COMMITTEE CHARTER

     1. Responsibility. The Nominating Committee is responsible for providing assistance to the Board of Directors and Chairman in membership selection. The Committee will make recommendations to the full Board of potential candidates for membership.

     2. Purpose. The Nominating Committee, in consultation with the Chairman, will review the Board's composition and requirements, solicit and evaluate candidates and make recommendations to the full Board for its action. Specifically, the Committee will identify and make recommendations to the Board on individuals qualified to serve on the Board of Directors.

     3. Qualifications and Composition.

          3.1 The members of the Committee will be familiar with NetWolves' strategic plan, shareholders' perspective, and regulations regarding duties and qualifications of directors.

          3.2 Insiders or interlocking directors will not be eligible for membership on the Committee. 3.3 The Committee will be comprised of a minimum of two independent directors.

     4. Duties. In consultation with the Chairman of the Board, the Committee will

          4.1 Establish the Board's criteria for the selection of new directors, including minimum qualifications of candidates;

          4.2 Accept suggestions from both internal and external sources, including shareholders, of potential Board candidates;

          4.3 Evaluate candidates against the selection criteria;

          4.4 Conduct appropriate verifications and identify any potential conflicts of interest;

          4.5  Present  all  suggested   candidates  to  the  Board  with  their
     recommendation for their review and vote;

          4.6 Subsequent to the vote of the Board, recommend to the shareholders a slate of candidates at elections of directors;

          4.7 Review the size and composition of the Board, committee structure and assignments, meeting frequency and schedule;

Lead the Board in an annual review of the full Board and performance of individual Board members.

                             NETWOLVES CORPORATION
                  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                               NOVEMBER 30, 2004

     The undersigned hereby appoints WALTER R. GROTEKE and CARLOS CAMPBELL, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of COMMON STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on NOVEMBER 30, 2004 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.


                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

        The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:
            NOMINEES:           Walter M. Groteke
                                Myron Levy
          [   ]  FOR the nominees listed        [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposals:

     2. Ratification of an amendment to the Certificate of Incorporation to increase our authorized shares of common stock from 50,000,000 to 100,000,000 shares, par value $.0033 per share.

          FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

     3. Upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE


        SIGNATURE(S)___________________________   ____________________________

        DATED:   _____________ , 2004

                             NETWOLVES CORPORATION

                  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                              NOVEMBER 30, , 2004

     The undersigned hereby appoints WALTER R. GROTEKE and CARLOS CAMPBELL, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES A CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on NOVEMBER 30, 2004 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:
            NOMINEES:          Walter M. Groteke
                               Myron Levy
          [   ]  FOR the nominees listed        [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposals:

     2. Ratification of an amendment to the Certificate of Incorporation to increase our authorized shares of common stock from 50,000,000 to 100,000,000 shares, par value $.0033 per share.

          FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

     3. Upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

        SIGNATURE(S)___________________________   ____________________________

        DATED:_____________,2004

                              NETWOLVES CORPORATION

                  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                               NOVEMBER 30, 2004

     The undersigned hereby appoints WALTER R. GROTEKE and CARLOS CAMPBELL, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES B CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on NOVEMBER 30, 2004 and any adjournments thereof.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                (Continued and to be signed on reverse side) SEE
                                  REVERSE SIDE

     The Board of Directors recommends a vote FOR the election of the directors.

          1.   Election of the following nominees:
                 NOMINEES:         Walter M. Groteke
                                   Myron Levy
          [   ]  FOR the nominees listed        [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposals:

          2. Ratification of an amendment to the Certificate of Incorporation to increase our authorized shares of common stock from 50,000,000 to 100,000,000 shares, par value $.0033 per share.

          FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

          3. Upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

        SIGNATURE(S)___________________________   ____________________________

        DATED:   _____________ , 2004

                             NETWOLVES CORPORATION

                  BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                               NOVEMBER 30, 2004

     The undersigned hereby appoints WALTER R. GROTEKE and CARLOS CAMPBELL, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES C CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on NOVEMBER 30, 2004 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.


                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

          1.   Election of the following nominees:
               NOMINEES:          Walter R. Groteke
                                  Fassil Gabremariam

        [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

        The Board of Directors recommends a vote FOR the following proposals:

          2. Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent certified public accountants for the year ending June 30, 2004.

        FOR  [    ]             AGAINST  [    ]         ABSTAIN   [    ]

          3. Upon such other business as may properly come before the meeting or any adjournment thereof.


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

        SIGNATURE(S)___________________________   ____________________________

        DATED:   _____________ , 2004